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                                 EXHIBIT 10.35


         AMENDMENT TO THE COLLABORATIVE RESEARCH AND LICENSE AGREEMENT
                                    between
                        SmithKline Beecham Corporation
                                      and
                           NPS Pharmaceuticals, Inc.
                            dated November 26, 1997



                                               CONFIDENTIAL TREATMENT REQUESTED.
                                          CONFIDENTIAL PORTIONS OF THIS DOCUMENT
                                                HAVE BEEN REDACTED AND HAVE BEEN
                                           SEPARATELY FILED WITH THE COMMISSION.


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                                   AMENDMENT
                                    TO THE
                 COLLABORATIVE RESEARCH AND LICENSE AGREEMENT
                                    BETWEEN
                        SMITHKLINE BEECHAM CORPORATION
                                      AND
                           NPS PHARMACEUTICALS, INC.

     This AMENDMENT (the "Amendment") is entered into this 26th day of November, 1997 between SmithKline Beecham Corporation, a corporation of the Commonwealth of Pennsylvania, having a place of business at One Franklin Plaza, Philadelphia, Pennsylvania 19101, U.S.A. ("SB") and NPS Pharmaceuticals, Inc., a corporation of the state of Delaware, having a place of business at 420 Chipeta Way, Salt Lake City, Utah 84108, U.S.A. ("NPS").

     WHEREAS, SB and NPS have previously entered into a Collaborative Research and License Agreement effective November 1, 1993, as amended by the Amendment Agreement effective June 29, 1995, and as each have been further amended by the parties, (hereinafter collectively referred to as the "Agreement"); and

     WHEREAS, the parties now set forth their intent to amend the Agreement to extend the period of the RESEARCH and their agreement on certain other main principles of such further amendment:

Capitalized terms used in this Amendment shall have the same meaning as defined in the Agreement.

   . In the first sentence of Paragraph 2.01, as amended by the October 28, 1996
     Amendment Agreement, the words "four (4)" shall be deleted and replaced with the words "seven (7)".

   . In Paragraph 3.01, as amended by the October 28, 1996 Amendment, the words
*    "and at a level of [------------------------------------------------------]
     per NPS FTE for [----------] NPS FTEs during the fifth, sixth, and seventh RESEARCH years" shall be inserted after the words "for the fourth RESEARCH year".

   . In Paragraph 7.05, the words "one NPS representative be a full member" shall be deleted and replaced with the words "two NPS representatives be full members".

   . In Appendix B, add the attachment to this Amendment at the end thereof.


*CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

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   . This Amendment shall be retroactively effective as of November 1, 1997, and shall supersede the Amendment Agreement to Supercede the October 26, 1997 Amendment Agreement in its entirety.

   . All other terms and conditions of the Agreement shall remain in full force and effect.

     Intending to be bound hereby, the parties have signed this Amendment effective as of the date first written above.

SMITHKLINE BEECHAM CORPORATION                 NPS PHARMACEUTICALS, INC.


By:    /k/ Donald F. Parman                    By:    /k/ Doug Reed
   ---------------------------                    ----------------------
       Donald F. Parman
Title: Secretary                               Title: Vice President
Date:  November 26, 1997                       Date:  November 26, 1997


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                     ATTACHMENT FOR ADDITION TO APPENDIX B

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     CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION






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